Exhibit 99.1

Build-A-Bear Workshop Announces Chief Executive Officer Succession

Chris Hurt To Become Chief Executive Officer as Sharon Price John To Retire From Position Following Planned Transition Period

ST. LOUIS, MO (March 12, 2026) - The Board of Directors of Build-A-Bear Workshop (NYSE: BBW) announced today that as part of a multi-year planned succession process, longtime Build-A-Bear President and CEO Sharon Price John intends to retire from her role effective June 11, 2026, the date of the Company’s Annual Shareholders’ Meeting. In a unanimous vote, the Board appointed the Company’s tenured Chief Operations and Experience Officer Chris Hurt to succeed Price John as Chief Executive Officer, who will transition her responsibilities to Hurt during this period. The Board also appointed Hurt to the Board of Directors effective upon assuming the CEO role, and Price John will remain on the Board and help to ensure a smooth transition.

“Chris has clearly demonstrated his knowledge, skill, leadership and passion over the last ten years, and in turn, has generated tremendous value for Build-A-Bear and its stakeholders. He also has a remarkable ability to connect with the organization in a way that not only creates a strong culture but drives people toward success, making him the ideal candidate,” said Craig Leavitt, Chairman of Build-A-Bear Workshop’s Board of Directors. “Chris’s appointment concludes a thorough and extensive succession planning process in which we partnered with a best-in-class firm to aid in the assessment and exploratory search. His outstanding record of business achievement, strategic initiative, exceptional knowledge and trust of the organization, as well as his dedication to the continued success and expansion of the company, served as proof points supporting the Board’s confidence that he is uniquely prepared to drive the corporation forward in a manner that is designed to continue creating long-term shareholder value.”

During his decade-long tenure at the beloved global experiential brand and retail company, Hurt has played an invaluable part in both the organization’s multi-year turnaround as well as development and execution of the company’s strategy that has driven the current positive results including today’s announcement of its 5th consecutive record year for fiscal 2025. While Hurt’s comprehensive areas of oversight have included Real Estate, International, Logistics, and more recently, Merchandising, Marketing and Licensing, he was originally hired and spent the majority of his tenure leading the Company’s global retail organization, representing its largest revenue generating business unit overseeing over 4,000 employees. Not only did Hurt play a critical role driving initiatives that returned the store fleet to profitability, posting significant expansion in store contribution margin, he is also the architect of the recent successful global expansion of Build-A-Bear, leveraging a unique capital light partner-operated model to efficiently introduce the brand to more fans around the world.

“Chris has proven himself as a great leader and, given his success overseeing multiple areas at the company, has had the outstanding and diverse experience to prepare him to be our next CEO,” said Price John. “He has been an incredible partner over the last ten years and brings a consumer-centric, brand-building, data-driven approach to everything he touches. As an instrumental contributor to the current success of the company, Chris understands and simultaneously embraces our heart-felt culture combined with both a drive and ability to continue to move the organization to even greater heights. I look forward to continuing to serve on the Board and as an advisor to Chris in his new role.”

Since 2013, Price John and her leadership team have overseen a financial turnaround to return to profitability and spearheaded a strategic transformation to leverage the power of the brand to expand the business across a number of initiatives including extending the addressable market and the global footprint. This was in conjunction with successfully guiding the organization through periods of significant external disruption, including COVID, while building a team, improving the corporate infrastructure, and executing an on-going digital transformation to position the company to scale at a more rapid pace while driving profitable growth.

“I would like to express my appreciation to the Board for entrusting me with this opportunity to continue to expand on our successful strategy as the next CEO of Build-A-Bear, a company that means so much to me,” said Hurt. “During my time at Build-A-Bear I have learned and intend to continue to honor that our real power comes from our associates and the memorable moments we create for guests of all ages around the world each day through our amazing in-store experiences.”

“I would also like to personally thank Sharon for her friendship, on-going counsel and inarguable positive impact on this company while acknowledging our founder Maxine Clark for her support and legendary work as a pioneer in experiential retail,” concluded Hurt.

“On behalf of the entire Board, we would also like to extend our appreciation to Sharon,” continued Leavitt. “Over nearly thirteen years after taking over from the founder, Sharon has led Build-A-Bear with heart while identifying and driving toward a powerful vision for the company designed to leverage and monetize the enormous equity of this iconic brand, which has delivered exceptional results and shareholder return.”

About Chris Hurt

Since joining Build-A-Bear Workshop in 2015, Hurt served as Chief Operations Officer, and more recently, Chief Operations and Experience Officer. Much of his tenure focused on restructuring the organization’s largest business unit, the global retail management and operations team, including guest experience, real estate, build-out, and logistics. During his oversight, the company executed a successful multi-dimensional retail turnaround, resulting in best-in-class vertical retail operations, generating top-tier profitability for the experience-driven brand as well as reigniting international expansion. Since early 2024, Chris shifted his operational and consumer-insight expertise to redefine the Brand, Merchandising, Marketing and Licensing areas of the business where he has further extended consumer segments and categories through product expansion and engaging brand initiatives. Prior to joining the Company, Hurt was at American Eagle Outfitters, Inc. from 2002 to 2015 in various senior leadership roles of increasing responsibility, including Senior Vice President of North America, Vice President/General Manager of the Factory stores, Zone Vice President and Regional Director. Prior to that, Hurt held positions of increasing responsibility at Polo Ralph Lauren after starting his career at The Procter & Gamble Company.

Succession Planning Process

Hurt’s election as CEO concludes a thorough and extensive succession planning process driven by the Board with the goal of identifying a leadership transition that aligns with the company’s culture, long-term strategic objectives, and shareholder interests. The full Board undertook a deliberate, multi-year succession planning process, meeting regularly to evaluate internal and external candidates, transition structures, organizational frameworks, and planning for potential impacts of succession decisions across the company. It also engaged a best-in-class global consulting and search firm in completing the process. Hurt also underwent a rigorous preparation process with the aid of the firm, in addition to extensive mentorship from Price John, external coaching, and direct engagement with all directors.

About Build‑A‑Bear Workshop, Inc.

Founded in 1997, Build‑A‑Bear is a leading global retailtainment brand on a mission to add a little more heart to life. At Build-A-Bear, guests are invited to create personalized furry friends through a unique stuffing, dressing, accessorizing and naming process, accentuated by a memorable "heart ceremony" that creates moments of connection for people of all ages.

Over the years, Build‑A‑Bear has grown into a multi‑generational phenomenon, positioned at the intersection of pop‑culture trends. Beyond its signature retail experience, the brand also offers pre‑stuffed plush, gifting, partnerships with best‑in‑class licensed and collectible characters, and original storytelling through Build‑A‑Bear Entertainment, LLC.  Build‑A‑Bear’s current brand platform and message, “The Stuff You Love,” crosses ages and cultures while celebrating nearly 30 years of helping people mark life’s meaningful moments.

Today, Build‑A‑Bear operates more than 650 company-owned, partner-operated and franchise experience locations across more than 30 countries, complemented by buildabear.com. Build‑A‑Bear Workshop, Inc. (NYSE: BBW) reported $529.8 million in total revenues for fiscal 2025, representing the company's 5th consecutive year of record results. Learn more at the Investor Relations section of buildabear.com.

Forward-Looking Statements

This press release contains certain statements that are, or may be considered to be, “forward-looking statements” for the purpose of federal securities laws, including, but not limited to, statements that reflect our current views with respect to future events and financial performance. We generally identify these statements by words or phrases such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “predict,” “future,” “potential” or “continue,” the negative or any derivative of these terms and other comparable terminology. All the information concerning our future liquidity, future revenues, margins and other future financial performance and results, achievement of operating of financial plans or forecasts for future periods, sources and availability of credit and liquidity, future cash flows and cash needs, success and results of strategic initiatives and other future financial performance or financial position, as well as our assumptions underlying such information, constitute forward-looking information.

These statements are based only on our current expectations and projections about future events. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by these forward-looking statements, including those factors discussed under the caption entitled “Risks Related to Our Business” and “Forward-Looking Statements” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on April 18, 2024 and other periodic reports filed with the SEC which are incorporated herein.

All our forward-looking statements are as of the date of this Press Release only. In each case, actual results may differ materially from such forward-looking information. We can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or other risks and uncertainties referred to in this Press Release or included in our other public disclosures or our other periodic reports or other documents or filings filed with or furnished to the SEC could materially and adversely affect our continuing operations and our future financial results, cash flows, available credit, prospects, and liquidity. Except as required by law, the Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

All other brand names, product names, or trademarks belong to their respective holders.

Investor Relations Contact

Gary Schnierow, Vice President, Investor Relations & Corporate Finance

garys@buildabear.com

Media Relations Contact

pr@buildabear.com

###